SCHEDULE 14A

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Meet
Sam
Rebots
ky

You've
read
messag
es
written
by
Aaron
Brown
and
Debora
h
Pastor.
So
who's
the
third
membe
r of the
Shareh
older
Value
Slate?
Sam
Rebots
ky!
Microc
ap
expert,
licensed
investor
executi
ve and
30 year
holder
of
Goldfiel
d
Corpor
ation
stock.
Click
here to
read his
thought
s on
Goldfiel
d
Corpor
ation
and
why
he's
running
for the
Board
of
Directo
rs.



Sam's
piece
I began
my
involve
ment
with
Goldfiel
d over
30
years
ago
when I
bought
my first
shares.
I
currentl
y own
491,10
0
Goldfiel
d
shares.
I have
continu
ed
buying
becaus
e, for a
decade
or
more,
the
stock
has
been
selling
at a
substan
tial
discoun
t to
book
value
and, I
believe,
a
substan
tial
discoun
t to
potentia
l value.
I have
had
many
discussi
ons
with
John
Sottile
about
my
ideas
for
improvi
ng
Goldfiel
d's
stock
price
ideas
based
on my
decade
s of
investin
g
experie
nce  but
there
has
been
almost
no
follow
through
on his
part.
Therefo
re, I am
running
for a
seat on
the
Board
of
Directo
rs to
help
realize
that
value
for all
shareho
lders.

Professi
onally,
my
specialt
y has
been
analyzin
g, and
valuing
microca
p
stocks
that I
believe
are
underva
lued.
Current
ly, I am
a Vice
Preside
nt of
Sales
for
Adolph
Kormo
rsky
Investm
ents, a
brokera
ge firm
in New
York. I
have
been a
register
ed
stock
represe
ntative
for 15
years
and
have
enjoyed
recognit
ion in
my
field.
For
exampl
e, I
won the
20th
anniver
sary
contest
held by
Securiti
es
Trader
Handb
ook for
picking
the best
perform
ing
stock
portfoli
o over
a three
month
period.

My
value to
Goldfiel
d goes
beyond
my
knowle
dge of
investor
s and
stock
markets
; with
almost
40
years of
work
experie
nce in
the
corpora
te
sector,
I have
many
skills
that
would
benefit
Goldfiel
d's
Board
of
Directo
rs. For
exampl
e, I am
also a
Certifie
d
Public
Accoun
tant
with
extensiv
e tax
experie
nce
from
my
previou
s work
with the
Internal
Revenu
e
Service
 . I also
worked
as
assistan
t
controll
er for a
constru
ction
contrac
tor and
have
expertis
e in
account
ing and
taxation
issues
for
constru
ction
compan
ies,
which
may be
helpful
on
issues
related
to
GV's
Southe
ast
Power
subsidia
ry.

While I
own a
portfoli
o of
more
than
100
stocks,
I have
always
had a
special
affinity
for
Goldfiel
d. In
my
opinion,
the
stock
needs
more
publicit
y and
more
instituti
onal
investor
support
 .
Goldfiel
d could
receive
that
attentio
n if
manage
ment
would
more
actively
reach
out to
the
investor
commu
nity.
I've
discuss
ed
stock
investm
ents,
includin
g
Goldfiel
d, with
many
publicat
ions
over
the
years.
As one
of the
foundin
g
stocks
on the
Americ
an
Stock
Exchan
ge, it
deserve
s more
attentio
n, and
I've
done
my best
to help
it get
some.

I
entered
into a
dialogu
e with
John
Sottile
about
ten
years
ago,
giving
him my
ideas
on this
subject.
In
1992, I
brought
Goldfiel
d to the
attentio
n of
The
Acker
Letter,
a
publicat
ion
founde
d by
equity
analyst
Bob
Acker;
subseq
uently,
he
issued a
long-
term
buy
recom
mendati
on for
Goldfiel
d
stock.
While
Mr.
Sottile
and I
had
many
friendly
convers
ations
over
the
years, I
felt that
my
recom
mendati
ons to
enhanc
e
shareho
lder
value
were
by and
large
ignored
 .

In
Novem
ber
2000,
eRaider
contact
ed me.
It was
immedi
ately
appare
nt
eRaider
shared
my
view
that the
stock
could
perform
much
better
with
more
commu
nication
from
manage
ment.
In early
2001, I
sponsor
ed an
asset
apprais
al
propos
al.  To
summar
ize, the
propos
al
asked
manage
ment to
indepen
dently
apprais
e GV
assets
to
determi
ne
whether
, for
exampl
e, real
estate
holding
s may
have a
current
market
value
higher
than
their
book
value. If
so, then
a report
highlight
ing that
higher
current
market
value
could
encoura
ge
investm
ent and
support
a higher
stock
price. If
that
turned
out not
to be
the
case, I
still felt
that the
addition
al
informa
tion
could
be very
helpful
to
future
investor
s and
current
shareho
lders
and
could
be
obtaine
d at a
reasona
ble
cost.

John
Sottile
asked
me to
withdra
w the
shareho
lder
propos
al. On
the
same
day, I
faxed
him a
letter
offering
to
withdra
w the
propos
al in
exchan
ge for
his
conside
ration
of eight
suggesti
ons to
maximiz
e the
stock
price.
Mr.
Sottile
told me
in a
phone
convers
ation
that he
would
conside
r some
of the
suggesti
ons. If
you
read
my
letter,
you will
see that
some of
the
ideas
are
fairly
simple,
such as
conduct
ing
confere
nce
calls
each
quarter
using an
800
number
, and
none of
them
are
disrupti
ve or
divisive.
While
Mr.
Sottile
did not
give a
timetabl
e or
any
specific
promise
s, I felt
that in
light of
our
decade
-long
relation
ship,
progres
s would
be
made.
Therefo
re, I
withdre
w my
propos
al on
January
24.

Unfortu
nately,
to the
best of
my
knowle
dge,
Mr.
Sottile
has not
implem
ented
any of
the
ideas or
followe
d up on
them.
When I
called
Mr.
Sottile
to
discuss
the
ideas
further,
he
would
not
discuss
specific
s or
commit
to a
timetabl
e for
even
investig
ating
any of
recom
mendati
ons.
Based
on this
complet
e lack
of
progres
s, I
decided
to
accept
eRaider
's
invitatio
n to
join the
Shareh
older
Value
Slate as
a
candida
te for
the
Board
of
Directo
rs.

In early
March,
Mr.
Sottile
and I
spoke
on the
phone
and he
offered
me a
seat on
the
Board
in
exchan
ge for a
two
year
standstil
l
arrange
ment
with
eRaider
 . The
standstil
l
arrange
ment
called
for
eRaider
cease
all of its
activitie
s
regardi
ng
Goldfiel
d. I
thought
a
compro
mise
was
possibl
e, but
on a
later
call
with
Aaron
Brown,
Mr.
Sottile
raised
the bar
to a five
year
standstil
l. I
decline
d the
offer to
serve
on the
Board
under
those
conditio
ns. I
wrote a
follow-
up
letter in
hopes
of
reconcil
ing the
two
sides
and
also to
establis
h a
timetabl
e for
investig
ating
my
previou
s
propos
als. I
have
not yet
receive
d a
reply.

It is my
belief
that if
the
candida
tes of
the
Shareh
older
Value
Slate
are
elected
to the
Board
of the
Directo
rs, we
will be
able to
implem
ent
ideas
my own
and
those
suggest
ed by
others
to help
boost
equity
value
for all
shareho
lders. I
am not
looking
to
change
manage
ment
nor do
I desire
to
disrupt
or
change
day-to-
day
operati
ons.
My
willingn
ess to
withdra
w my
shareho
lder
propos
al in
hopes
of a
fruitful
discussi
on of
my
ideas
points
to my
desire
to work
harmoni
ously
with
Mr.
Sottile.
But the
subseq
uent
lack of
follow
through
from
Mr.
Sottile
has
convinc
ed me
that the
only
way to
make
progres
s on
maximiz
ing
shareho
lder
value is
by
joining
the
Board
and
workin
g
directly
with
other
director
s.

I look
forward
to
offering
the
Board
my
expertis
e in
investor
relation
s, tax
and
account
ing.
Like
Mr.
Sottile,
I am a
long-
term
shareho
lder. I
have
only
one
goal,
workin
g with
manage
ment
and
fellow
board
membe
rs to
raise
the
share
price.
My
experie
nce tells
me I
can do
so most
effectiv
ely as a
director
 . If
elected,
I will
serve
amicabl
y with
the
other
Board
membe
rs to
achieve
that
goal.